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                            8% Senior Notes due 2007

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                          FIRST SUPPLEMENTAL INDENTURE

                           dated as of January 1, 1999

                                       to

                                    INDENTURE

                          dated as of October 20, 1997

                                      among
- --------------------------------------------------------------------------------

                   BUILDING MATERIALS CORPORATION OF AMERICA,

                                   as Issuer,

                  BUILDING MATERIALS MANUFACTURING CORPORATION,

                                  as Co-obligor

                                       and

                    BUILDING MATERIALS INVESTMENT CORPORATION,

                                  as Guarantor

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee



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         This FIRST SUPPLEMENTAL INDENTURE to the Indenture (as defined below)
(the "First Supplemental Indenture") dated as of January 1, 1999, is made among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "Company"), having its principal office at 1361 Alps Road, Wayne, New Jersey 07470, BUILDING MATERIALS MANUFACTURING CORPORATION, a Delaware corporation wholly-owned by the Company (the "Co-obligor"), and BUILDING MATERIALS INVESTMENT CORPORATION, a Delaware corporation wholly-owned by the Company (the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee"), and amends the Indenture, dated as of October 20, 1997, between the Company and the Trustee (as amended from time to time, the "Indenture").

                                R E C I T A L S:

         A. Pursuant to the Indenture, the Company issued $100,000,000 in aggregate principal amount at maturity of the Securities (as defined in the Indenture).

         B. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         C. The Co-obligor has received certain assets from the Company pursuant to a Reorganization Agreement dated as of December 31, 1998 (the "Reorganization Agreement"), and as consideration for such assets and for other good and valuable consideration, the Co- obligor desires to assume the obligations of the Company under the Indenture and the Securities (without releasing the Company from such obligations) and, as a result, become a co-obligor of such obligations.

         D. Investment Co. has received certain assets from the Company pursuant to the Reorganization Agreement, and as consideration for such assets and for other good and valuable consideration, the Guarantor desires to provide for its guarantee of the obligations of the Company and the Co-Obligor under the Indenture and the Securities.

         E. Section 9.01(5) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture without the Consent of Holders to, among other things, make any change that would provide any additional benefit or rights to the Securityholders or that does not adversely affect the rights of any Securityholder.

         NOW, THEREFORE, it is hereby agreed as follows:



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                                    ARTICLE 1

         SECTION 1.01. Joint and Several Liability. The Co-obligor hereby agrees to assume all of the obligations of the Company under the Indenture and the Securities (without releasing the Company from such obligations) and the Company and the Co-obligor hereby agree that each will be jointly and severally liable for all of such obligations.

                                    ARTICLE 2

         SECTION 2.01. References to Company. Each reference to "the Company" in the Indenture and the Securities is hereby deemed to also refer to the Co-obligor and the Co- obligor shall have the same rights, and may exercise the same powers, as the Company under the Indenture and the Securities.

                                    ARTICLE 3
                                   GUARANTEES

         SECTION 3.01. Guarantee. Subject to Section 3.07 and after giving effect to the transactions contemplated in Articles 1 and 2, the Guarantor hereby unconditionally and irrevocably guarantees to each Holder (a "Guaranty"), the following obligations: (a) the full and punctual payment of principal, premium, if any, and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company and Co-obligor under the Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company and Co-obligor under the Indenture (including, without limitation, the compensation and other payment obligations to the Trustee thereunder) and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantor and that the Guarantor will remain bound under the terms hereof notwithstanding any extension or renewal of any Guaranteed Obligation.

         The Guarantor agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

         The obligations of the Guarantor hereunder are independent of the obligations of any other Guarantor, the Company, any Subsidiary thereof or any other Person, and, subject to Section 1.05, a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other Guarantor, the Company, any Subsidiary



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thereof or any other Person and whether or not any other Guarantor, the Company or any Subsidiary thereof be joined in any such action or actions. Any payment by the Company or any Subsidiary thereof or other circumstance which operates to toll any statute of limitations as to the Company or any such Subsidiary shall operate to toll the statute of limitations as to the Guarantor.

         Notwithstanding anything to the contrary contained herein, at law or otherwise, the obligations of each of the Guarantor and the Co-obligor hereunder and the rights of the Trustee and each Holder hereunder shall be construed as equal and pari passu to the obligations of each of the Guarantor and the Co-obligor under that certain Subsidiary Guaranty, dated as of August 29, 1997, among the guarantors party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty") and the rights of The Bank of New York, as Administrative agent, and the Lenders under the Subsidiary Guaranty.

         SECTION 3.02 Unconditional Obligations. This Guaranty shall not be discharged except by complete performance of the Guaranteed Obligations as contemplated in the Indenture and the Securities. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or the Co-obligor or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any agreement referred to in clause (a) of this paragraph; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other Guarantor of the Guaranteed Obligations or any other Person; or (f) except as provided in Section 3.08 of this First Supplemental Indenture, any change in the ownership of such Guarantor. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or any right to require a proceeding or the taking of other action by the Trustee or any Holder against, and any other notice to, any other Guarantor, the Company or the Co-obligor.

         SECTION 3.03 Continuing Guaranty. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Holder would otherwise have. No notice to or demand on the



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Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action to any circumstances without notice or demand. It is not necessary for any Holder to inquire into the capacity or powers of the Company or any Subsidiary thereof or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 3.04 Subrogation; Acceleration. The Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full of all Guaranteed Obligations. The Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in Article VI of the Indenture for the purposes of such Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any declaration of acceleration of such obligations as provided in Article VI of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes hereof.

         SECTION 3.05 Enforcement. The Holders agree that this Guaranty may be enforced only by the action of the Trustee in accordance with the terms of the Indenture and that no other Holders shall have any right individually to seek to enforce this Guaranty. The Holders further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of the Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

         SECTION 3.06 Covenants. The Guarantor agrees that its Guaranteed Obligations hereunder are senior Indebtedness of such Guarantor and such Guaranteed Obligations shall not be subordinate to any existing or future obligations of the Guarantor. The Guarantor further covenants and agrees that on and after the date hereof the Guarantor will comply (as a Recourse Subsidiary of the Company), and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in the Indenture, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in the Indenture, and so that no Default or Event of Default, is caused by the actions of the Guarantor or any of its Subsidiaries.

         The Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of each Holder in connection with the enforcement of this Guaranty and of the Trustee in connection with any amendment, waiver or consent relating hereto (including in each case,



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without limitation, the reasonable fees and disbursements of counsel employed by each Holder).

         SECTION 3.07 Limitation of Liability. The Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act or any similar Federal, state or foreign law for the relief of debtors. Accordingly, the Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by the Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of the Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among the Guarantor and any future guarantors, result in the Guaranteed Obligations of the Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

         SECTION 3.08 Miscellaneous. (a) The Trustee accepts the trusts of the Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, as supplemented by this First Supplemental Indenture, to which the parties hereto and the Holders from time to time of the Securities agree and, except as expressly set forth in the Indenture, shall incur no liability or responsibility in respect thereof.

                  (b) This First Supplemental Indenture shall be binding upon the Co-obligor, the Guarantor and their successors and assigns and shall inure to the benefit of the Holders and their successors and assigns.

                  (c) Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Guarantor and with the written consent of the holders of a majority in aggregate principal amount of the Securities then outstanding.

         All notices, requests, demands or other communications pursuant hereto shall be made in accordance with Section 10.02 of the Indenture.

         In the event that all of the capital stock of the Guarantor is sold or otherwise disposed of or liquidated in compliance with the requirements of the Indenture and the proceeds of such sale, disposition or liquidation are applied, to the extent applicable, in accordance with the provisions of the Indenture, the Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Company or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to the Guarantor, terminate, and have no further force or effect. At the



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request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

                                    ARTICLE 4
                                  MISCELLANEOUS

         SECTION 4.01. Confirmation. This First Supplemental Indenture and the Indenture shall henceforth be read together. Except as expressly set forth herein, the Indenture shall remain unchanged and is in all respects confirmed and preserved.

         SECTION 4.02. Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         SECTION 4.03. Governing Law. This First Supplemental Indenture shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws. The Trustee, the Company, the Co-obligor, the Guarantor and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Indenture or this First Supplemental Indenture.



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         IN WITNESS WHEREOF, the parties hereto caused this First Supplemental
Indenture to be signed and acknowledged by their respective officers thereunto duly authorized as of the day and year first-above written.

                                            BUILDING MATERIALS CORPORATION OF
                                            AMERICA, as Issuer

                                            By:   /s/ Richard A. Weinberg
                                                  ------------------------
                                            Name:     Richard A. Weinberg

                                            Title: Exec. V.P., General Counsel
                                                   and Secretary

                                            BUILDING MATERIALS MANUFACTURING
                                            CORPORATION, as Co-obligor

                                            By:   /s/ Richard A. Weinberg
                                                  ------------------------
                                            Name:     Richard A. Weinberg

                                            Title: Exec. V.P., General Counsel
                                                   and Secretary

                                            BUILDING MATERIALS INVESTMENT
                                            CORPORATION, as Guarantor

                                            By:   /s/ Richard A. Weinberg
                                                  ------------------------
                                            Name:     Richard A. Weinberg

                                            Title: Exec. V.P., General Counsel
                                                   and Secretary

                                            THE BANK OF NEW YORK, as Trustee

                                            By:   /s/ Robert Massimillo
                                                  -------------------------
                                            Name:     Robert Massimillo

                                            Title: Assistant Vice President


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